UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 02, 2025

Olema Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39712	30-0409740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Brannan Street
San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 651-3316

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OLMA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 2, 2025, Olema Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it had entered into a new clinical trial collaboration and supply agreement (the “Agreement”) with Pfizer Inc. (“Pfizer”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As described above, on September 2, 2025, the Company announced that it had entered into the Agreement with Pfizer. Pursuant to the Agreement, the Company and Pfizer will evaluate in a Phase 1b/2 study the safety and combinability of palazestrant plus atirmociclib, Pfizer’s investigational, highly selective-CDK4 inhibitor, in patients with estrogen receptor-positive, human epidermal growth factor receptor 2-negative (“ER+/HER2-”) metastatic breast cancer. Pfizer will supply atirmociclib for use in the Phase 1b/2 study and the Company will lead the conduct of the study. All clinical data and inventions relating to the combined use of atirmociclib and palazestrant resulting from the study will be jointly owned, with the Company maintaining full global commercial and marketing rights to palazestrant.

This Agreement is the Company’s second clinical trial agreement with Pfizer. The companies’ previous agreement was established in November 2020 to evaluate palazestrant in combination with palbociclib (IBRANCE®) in patients with recurrent, locally advanced or metastatic ER+/HER2- breast cancer.

Forward Looking Statements

Statements contained in Item 8.01 of this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “will” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These statements include, but are not limited to, those related to Olema’s planned Phase 1b/2 study of the safety and combinability of palazestrant plus atirmociclib and those related to ownership of clinical data, commercial rights, marketing rights and inventions relating to the combined use of palazestrant and atirmociclib. Because such statements deal with future events and are based on Olema’s current expectations, they are subject to various risks and uncertainties, and actual results, performance or achievements of Olema could differ materially from those described in or implied by the statements in this press release. These forward-looking statements are subject to risks and uncertainties, including, without limitation, those discussed in the section titled “Risk Factors” in Olema’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and other filings and reports that Olema makes from time to time with the U.S. Securities and Exchange Commission. Except as required by law, Olema assumes no obligation to update these forward-looking statements, including in the event that actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 2, 2025, of Olema Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olema Pharmaceuticals, Inc.

Date:	September 2, 2025	By:	/s/ Shane Kovacs
Shane Kovacs Chief Operating and Financial Officer